Exhibit 10.45

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2

2. AMENDMENT/MODIFICATION NO			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
01			See 16C	VR092

ISSUED BY		CODE	2668-30052	7. ADMINISTERED BY (If other than Item 6)	CODE
National Institutes of Health Contract Management Branch, NIAID 6700-B Rockledge Drive Room 2230, MSC 7612 Bethesda, MD 20892-7612				DMID-VR

8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)				☒ 9A. AMENDMENT OF SOLICITATION NO.

Avacia Limited PO Box 42, Hexagon House Blackley Manchester, M9 8ZS England				9B. DATED (SEE ITEM 11)
☒ 10A. MODIFICATION OF CONTRACT/ORDER NO.
NO1-AI-30052
10B. DATED (SEE ITEM 13)
CODE			FACILITY CODE	September 30, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) DOC#300N1AI30052A EIN 1-900216013-A1 CAN 3-8460924 SOCC# 25.55 [***]
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D.	OTHER (Specify type of modification and authority) Unilateral - Article B.2.f.
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: The purpose of this modification is to add an increment of funds.

	TOTAL FUNDS ALLOTTED			TOTAL ESTIMATED COST
AMOUNT	Cost	Fixed Fee	CPFF	Cost	Fixed Fee	CPFF
Total Prior to this MOD:	[***]	[***]	[***]	[***]	[***]	[***]
MOD #01:	[***]	[***]	[***]	[***]	[***]	[***]
TOTAL	[***]	[***]	[***]	[***]	[***]	[***]

COMPLETION DATE: [***]
FUNDED THROUGH: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TILE OF CONTRACTING OFFICER (Type or print)
[***]
[***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
[***]
		BY	[***]
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070	OMB No. 0990-0115		STANDARD FORM 30 (REV. 10-83)

Special Provisions	Contract No. N01-AI-30052	Page 2 of 2
Modification No. 01

ARTICLE B.2. ESTIMATED COST AND FIXED FEE - paragraphs d, e and g are modified to read as follows:

d.

Total funds currently available for payment and allotted to this contract are increased by [***] from [***] to [***] of which [***] represents the estimated costs, and of which [***] represents the fixed fee. These funds cover the start dates for Milestones 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, and 17. For further provisions on funding see the LIMITATION OF FUNDS clause referenced in Part II, Article 1.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through [***].

g.	Future increments to be allotted to this contract are estimated as follows:

FY	PERIOD	ESTIMATED COST	FIXED FEE
[***]	[***]	[***]	[***]

These funds cover continuation of Milestones 7, 9, 10, 11, 12, 13, and 17.

No other terms and conditions are changed by this modification.

[Letterhead of Department of Health and Human Services]

August 9, 2004

Our Reference:	Contract No. N01-AI-30052
Modifications 03

Avecia Limited
PO Box 42, Hexagon House
Blackley
Manchester, M9 8ZS
England

[***]

[***]

We are enclosing an executed copy of the referenced modification for your retention.  Should you have any questions regarding its administration, please do not hesitate to contact me on (301) 402-6298 or write to:

Contracting Officer
National Institute of Allergy
  and Infectious Diseases
National Institutes of Health
6700-B Rockledge Drive
Room 3214, MSC 7612
Bethesda, Maryland 20892-7612

Sincerely,

[***]

[***]
Contracting Officer
Contract Management Branch
National Institute of Allergy
    and Infectious Diseases

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 3

2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURC	5. PROJECT NO. (if applicable)
03		See Block 16 C	N/A	N/A

6. ISSUED BY	CODE		7. ADMINISTERED BY (if other than Item 6)	CODE

National Institutes of Health Contract Management Branch, NIAID 6700-B Rockledge Drive Room 2230, MSC 7612 Bethesda, MD 20892-7612			DMID - VRCB

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

Avecia, Limited				9B. DATED (SEE ITEM 11)
P.O. Box 42 Hexagon House
Blackleyh			☒	10A. MODIFICATION OF CONTRACT/ ORDER NO.
Manchester, M9 8ZS				N01-AI-30052
England
10B. DATED (SEE ITEM 13)
September 29, 2003

CODE	FACILITY CODE

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change maybe made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)

N/A

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

{PRIVATE}			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: FAR 1.602-1

D. OTHER (Specify type of modifications and authority)
E. IMPORTANT: Contractor ☐ is not, ☐ is required to sign this document and return 2 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE:  To modify ARTICLE G.1- PROJECT OFFICER and ARTICLE B.4 - ADVANCE UNDERSTANDINGS.

Total Estimated Cost Plus Fixed Fee - [***] (Unchanged)
Total Funds Allotted:  [***] (Unchanged)

Completion Date:  [***] (Unchanged)
Funded Through:  [***] (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [***]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] [***]

15B. CONTRACTOR/OFFEROR [***]	15C. DATE SIGNED 3August2004	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED 8/6/04
		BY	[***]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	OMB No. 9009-0115		STANDARD FORM 30 (REV. 10-83) FAR (48 CFR) 53.243

{PRIVATE} Special Provisions	Contract No. N01-AI-30052	Page 2 of 3
Modification No. 03

The following name and address associated with the NIAID contracts organization are modified where they appear in the contract:

DELETE	REPLACE WITH

Contract Management Branch	Contract Management Program
CMB, NIAID, NIH	CMP, NIAID, NIH
Room 2230, MSC 7612	Room 3214, MSC 7612
6700-B Rockledge Drive	6700-B Rockledge Drive
Bethesda, MD 20892-7612	Bethesda, MD 20892-7612

ARTICLE B.4. ADVANCE UNDERSTANDINGS paragraph p. is added to the contract as follows:

p.               The Centers for Disease Control and Prevention (CDC) will supply the following to Avecia under this contract as Government furnished information:

Current technical protocols for:

[***]

The Center for Disease Control will also supply uncontrolled copies of all associated quality system documents for the proper implementation of these protocols.

CDC will initiate a separate agreement with Avecia to transfer the above information.  The agreement will allow Avecia to share this information with contractors that will be bidding [***].

When Avecia selects their subcontractor, CDC may, pending further discussion and agreement with NIH, provide public domain and proprietary computer software algorithms for the implementation of these protocols, a limited quantity of reagents, and technical or intellectual oversight for a technology transfer activity to the successful subcontractor.

{PRIVATE} Special Provisions	Contract No. N01-AI-30052	Page 3 of 3
Modification No. 03

ARTICLE G.1. PROJECT OFFICER is replaced in its entirety with the following:

The following Project Officers will represent the Government for the purpose of this contract:

[***]
[***]
[***]
[***]
DHHS/NIH/NIAID
6610 Rockledge Dr, Room 5119, MSC 6604
Bethesda, MD 20892-6604
ph 301-451-4806
fax 301-480-1263
swinram@niaid.nih.gov

[***]

[***]
[***]
[***]
DHHS/NIH/NIAID
6610 Rockledge Dr, Room 5002, MSC 6604
Bethesda, MD 20892-6604
ph 301-451-6737
fax 301-480-1263
eflynn@niaid.nih.gov

The Project Officer is responsible for:  (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract.  Only the Contracting Officer has authority to:  (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Contracting Officer hereby delegates the Project Officer as the Contracting Officer’s authorized representative responsible for signing software license agreements issued as a result of this contract.

The Government may unilaterally change its Project Officer designation.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1.	CONTRACT ID CODE	PAGE OF PAGES
		N/A	1	3

2. AMENDMENT/MODIFICATION NO. 04	3. EFFECTIVE DATE see block 16C, below	4. REQUISITION/PURCHASE REQ. NO. VRCB146	5. PROJECT NO. (if applicable)

6. ISSUED BY	CODE	ADMINISTERED BY (if other than Item 6) VR	CODE

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Contract Management Program Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7912
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP Code)		☐	9A. AMENDMENT OF SOLICITATION NO.
Avecia Ltd P.O. Box 42, Hexagon House			9B. DATED (SEE ITEM 11)
Blackley Manchester, M9 8ZS			10A. MODIFICATION OF CONTRACT/ORDER NO. N01-AI-30052
England		☒	10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		September 29, 2003

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended and set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and the specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning (1) copy of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required

EIN #1-900216013-A1            CAN #4-8460924 - [***]       SOC #25.55           [***]

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) Article B.2.f.
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE:  To provide incremental funding and to update Section H. articles.

TOTAL FUNDS ALLOTTED
	Estimated Cost	Fixed Fee	Total Allotted Amount
Prior to this mod:	[***]	[***]	[***]
This modification #4:	[***]	[***]	[***]
Total:	[***]	[***]	[***]
Total Funds Allotted: [***]
TOTAL Contract Amount: [***]
Funded Through: [***]
Contract Completion Date: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [***]	16C. DATE SIGNED [***]
BY
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (40 CFR) 53.243

SPECIAL PROVISIONS	CONTRACT No. N01-AI-30052	Page 2 of 3 Pages
Modification No. 4

ARTICLE B.2. ESTIMATED COST AND FIXED FEE - paragraphs d., e. and g. are hereby modified to read as follows:

d.              Total funds currently available for payment and allotted to this contract are hereby increased by [***] from [***] to [***]; of which [***] represents an increase to the estimated cost from [***] to [***] and of which [***] represents an increase to the fixed fee from [***] to [***].  For further provisions on funding, see the LIMITATION OF FUNDS Clause referenced in Part II, ARTICLE 1.2., Authorized Substitution of Clauses.

e.               It is estimated that the amount currently allotted will cover performance of the contract through [***].

g.              Future increments to be allotted to this contract are estimated as follows:

PERIOD	ESTIMATED COST	FIXED FEE	TOTAL AMOUNT
[***]	[***]	[***]	[***]

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH - paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-199, Title V-General Provisions, Section 510	2004	10/01/2003 -09/30/2004

ARTICLE H.7.  NEEDLE EXCHANGE -  paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-199, Title V-General Provisions, Section 505	2004	10/01/2003 09/30/2004

ARTICLE H.12.  SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraphs b and c are hereby modified to add the following:

b.	Public Law. No.	Fiscal Year	Dollar Amount of Salary Limitation

	P.L. 108-199, Title II - General Provisions, Section 204	2004	Executive Level I

c.               Direct salaries which will be paid with FY-04 funds are limited to the Executive Level 1 rate which was in effect on the date(s) the expense was incurred.

*For contract expenditures using FY-04 funds, the Executive Level I rate for the period 10/1/03 - 12/31/03 is $171,900.  Effective 1/1/04, for contract expenditures using FY-04 funds, the Executive Level 1 rate was increased to $175,700 and will remain at that level until such time as it is determined to raise the Executive Schedule annual rates.  See the web site listed below for Executive Schedule rates of pay.

LINK to EXECUTIVE LEVEL SALARIES:  http://www.opm.gov/oca/PAYRATES/index.htm
(Click on “Executive Schedule” for the current Fiscal Year’s salary rate or scroll down to the “General Schedule Salary Tables from Previous Years” to locate the Executive Level salary rates from previous years.)

NOTE:	All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

SPECIAL PROVISIONS	CONTRACT No. N01-AI-30052	Page 3 of 3 Pages
Modification No. 4

ARTICLE H.14.  PRESS RELEASES, paragraph b., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-199, Title V - General Provisions, Section 507	2004	10/01/2003-09/30/2004

ARTICLE H.16.  ANTI-LOBBYING, paragraph c. is hereby modified to add the following:

a.

Pursuant to Public Law(s) cited in paragraph c., below, contract funds shall not be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support or defeat legislation pending before the Congress or any State legislature, except in presentation to the Congress or any State legislature itself.

b.

Contract funds shall not be used to pay salary or expenses of the contractor or any agent acting for the contractor, related to any activity designed to influence legislation or appropriations pending before the Congress or any State legislature.

c.	Public Law and Section No.	Fiscal Year	Period Covered

	for a. above: P.L. 108-199, Title V - General Provisions, Section 503a	2004	10/01/2003 - 09/30/2004

	for b. above: P.L. 108-199, Title V - General Provisions, Section 503b	2004	10/01/2003 - 09/30/2004

All other terms and conditions of the contract remain unchanged.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
1 8

2. AMENDMENT /MODIFICATION NO Mod #06	3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURC N/A	5. PROJECT NO. (If applicable) N/A

6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE

National Institutes of Health
Contract Management Program, NIAID
6700-B Rockledge Drive
Room 3214, MSC 7612
Bethesda, MD 20892-7612

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		☒	9A. AMENDMENT OF SOLICITATION NO.

	Avecia Limited		9.B. DATED (SEE ITEM 11)
P.O. Box 42, Hexagon House
Blackley, Manchester, M9 8ZS, UK
		☒	10A. MODIFICATION PF CONTRACT/ORDER NO.
N01-AI-30052
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		September 29, 2003

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

“ The above numbered solicitation is amended as set forth in item 14.  The hour and date specified for receipt of offers” is extended. “  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing items 8 and 15, and returning                   copies of the amendment:  (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒ A.			THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR 43.202

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C.			THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1 AND 52.243-2, Changes - Cost Reimbursement, Alternate V

D.			OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 3 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: To issue a Change Order to the Statement of Work and revise the milestone payment schedule in Article B.4.

TOTAL AMOUNT FUNDED: [***]
TOTAL ESTIMATED COST: [***]
FUNDED THROUGH: [***]
CONTRACT EXPIRATION DATE: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changes, remains unchanges and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or Print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[***]	27JUL05	[***] [***]	[***]
[***]		BY	[***]
(Signature of person authorized to sign)		(Signature of contracting Officer)

NSN 7540-01-152-8070	OMB No. 0990-0115		STANDARD FORM 30 (REV. 10-83) Far (48 CFR) 53.243

SPECIAL PROVISIONS	CONTRACT No. HHSN26620030052C	Page 2 of pages 8
Modifications No. 6

ARTICLE B.4.  ADVANCE UNDERSTANDINGS - Paragraph h., item 17 is deleted, and items 4-8, and 10-16 are hereby revised as follows:

h.  Contract Milestones

The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below.  The distribution of the fixed fee shall be paid in milestone based installments and payment of this fee shall be determined by the Project Officer’s written certification that the milestone has been satisfactorily performed and that the technical requirements have been met regarding the completion of the following milestones:  If the Contractor meets the milestones earlier than the dates set forth below, then the fee will be paid at the earlier date after completion of the milestone.

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
4	[***]	[***]	[***]	[***]

	a) [***]		a) [***]
b) [***]
	b) [***]		c) [***]

c) [***]

5	[***]	[***]	[***]	[***]

	Fee shall be paid in two installments for this milestone based on the completion of the following items:		a) [***]
b) [***]

a) [***]

b) [***]

6	[***]	[***]	[***]	[***]

	Fee shall be paid in three installments for this milestone based on the completion of the following items:		a) [***]

a) [***]

SPECIAL PROVISIONS	CONTRACT No. HHSN26620030052C	Page 3 of pages 8
Modification No. 6

	b) [***]		b) [***]
	c) [***]		c) [***]

7	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]

Fee shall be paid in six installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]
	d) [***]		d) [***]
	e) [***]		e) [***]
	f) [***]		f) [***]

SPECIAL PROVISIONS	CONTRACT No. HHSN26620030052C	Page 4 of pages 8
Modification No. 6

10	[***]	[***]	[***]	[***]

Fee shall be paid in three installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]

11	[***]	[***]	[***]	[***]
Fee shall be paid in three installments for this milestone based on the completion of the following items:
	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]

SPECIAL PROVISIONS	CONTRACT No. HHSN26620030052C	Page 5 of pages 8
Modification No. 6

12	[***]	[***]	[***]	[***]

Fee shall be paid in two installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]
	b) [***]		b) [***]

13	[***]	[***]	[***]	[***]

Fee shall be paid in six installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]
	b) [***]		b) [***]
	c) [***]		c) [***]
	d) [***]		d) [***]
	e) [***]		e) [***]
	f) [***]		f) [***]

14	[***]	[***]	[***]	[***]

Fee shall be paid in three yearly installments for this milestone based on the completion of the following

SPECIAL PROVISIONS	CONTRACT No. HHSN26620030052C	Page 6 of pages 8
Modification No. 6

	items:		a) [***]
b) [***]
	a) [***]		c) [***]
b) [***]
c) [***]

15	[***]	[***]	[***]	[***]
a) [***]
	Fee shall be paid in three equal installments (one each		b) [***]
	year) on provision of [***]		c) [***]

a) [***]
b) [***]
c) [***]

16	[***]	[***]	[***]	[***]
a) [***]
	Fee shall be paid in three installments (one each		b) [***]
	year) upon completion of [***]		c) [***]

a) [***]
b) [***]
c) [***]

SPECIAL PROVISIONS	CONTRACT No. HHSN26620030052C	Page 7 of pages 8
Modification No. 6

ARTICLE B.4.  ADVANCE UNDERSTANDINGS - Paragraph p., is added to read as follows:

p.  Contractor’s Statement of Release

In consideration of the modification agreed to herein as complete equitable adjustments for the Contractor’s doses reduction proposal for adjustment, the Contractor hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such facts or circumstances giving rise to the proposal for adjustment.

ARTICLE G.1.  PROJECT OFFICER - the second paragraph is hereby modified to replace the Co-Project Officer as follows:

[***]
[***]
[***]
[***]
DHHS/NIH/NIAID/OBRA
Bethesda MD 20892
Ph:  (301) 451-6737
Fax:  (301) 480-1263/ (301) 480-3235
shrivass@niaid.nih.gov

SECTION J - List of Attachments

ATTACHMENT 1, Statement of Work, Milestones 4-6, 8, 10-14, and 17 are hereby modified as follows:

[***]

[***]

[***]

[***]

[***]

SPECIAL PROVISIONS	CONTRACT No. HHSN26620030052C	Page 8 of pages 8
Modification No. 6

[***]

[***]

[***]

[***]

Milestone 17:  DELETED.*

[***]

All other terms and conditions of the contract remain unchanged.

[Letterhead of Department of Health and Human Services]

September 13, 2005

[***]
Avecia Limited
P.O. Box 42, Hexagon House
Blackley, Manchester, M9 8ZS, UK

Subject:	Contract No. N01-AI-30052
Modification No. 07

[***]

We are enclosing an executed copy of the subject modification for your retention. If you have any questions regarding its administration, please contact the Undersigned, at (301) 451-2617.

Sincerely,

[***]
[***]
Contract Specialist

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE N/A	PAGE OF PAGES
				1	3

2. AMENDMENT/MODIFICATION NO. 07		3. EFFECTIVE DATE [See block 16C, below]	4. REQUISITION/PURCHASE REQ. NO. DMID 2 017	5. PROJECT NO. (If applicable) N/A

ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Contract Management Branch Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612			MID2-RCB

8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

Avacia Limited P.O. Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK			9B. DATED (SEE ITEM 11)

		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
NO1-AI-30052

10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes references to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

DOC#300N1AI30052A           EIN  1-900216013-A1            CAN  3-8460924     SOCC# 25.55           [***]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D.	OTHER (Specify type of modification and authority) P.L. 1.602-1; Limitation of Funds Clause and P.L. 108-447
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: Incremental Funding.

	Total Funds Currently Allotted			Total Estimated Cost
	Cost	Fixed Fee	CPFF	Cost	Fixed Fee	CPFF
Total Prior to this Mod:	[***]	[***]	[***]	[***]	[***]	[***]
Mod #01:	[***]	[***]	[***]	[***]	[***]	[***]
Revised TOTAL	[***]	[***]	[***]	[***]	[***]	[***]

COMPLETION DATE: [***]
FUNDED THROUGH: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TILE OF CONTRACTING OFFICER (Type or print) [***] [***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
[***]
		BY	[***]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83)STANDARD FORM 30 (REV. 10-83 Prescribed by GSA FAR (48 CFR) 53.243

CONTRACT No. N01-AI-30052	SPECIAL PROVISIONS	Page 2 of 3
Modification No. 07

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE, paragraphs d. and e., are hereby modified to read as follows and paragraph g. is deleted in its entirety:

d.                                      Total funds currently available for payment and allotted to this contract are hereby increased by [***] from [***] to [***];  of which [***] represents an increase to the estimated cost from [***] to [***];  and  of which [***] represents an increase to the fixed fee from  [***] to  [***].  For further provisions on funding, see the LIMITATION OF COST Clause referenced in Part II, ARTICLE 1.1., General Clauses for a Cost-Reimbursement Research and Development Contract.

e.                                       It is estimated that the amount currently allotted will cover performance of the contract through [***]. By virtue of this action, this contract is hereby fully funded.

ARTICLE H.6.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-447, Title V General Provisions, Section 509	2005	10/01/04-09/30/05

ARTICLE H.7.  NEEDLE EXCHANGE, paragraph b, is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-447, Title V - General Provisions, Section 505	2005	10/01/04-09/30/05

ARTICLE H.12.  SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraphs b. and c. are hereby modified to add the following:

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation*

	P.L. 108-447. Title II, General Provisions, Section 204	2005	Executive Level I

c.                                       Direct salaries are limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

*For the period 10/1/04-12/31/04, the Executive Level I rate is $175,700. Effective 1/1/05, the Executive Level I rate increased to $180,100 and will remain at that rate until it is revised. See the web site listed below for Executive Schedule rates of pay.

LINK to EXECUTIVE LEVEL SALARIES:  http://www.opm.gove/oca/05tables/html/ex.asp (For previous years, go to:  http://www.opm.gove/oca/05tables/index.asp and click on the year to locate the Executive Level salary rates.)

NOTE:	All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

HHS-556

CONTRACT No. N01-AI-30052	SPECIAL PROVISIONS	Page 3 of 3
Modification No. 07

ARTICLE H.14.  PRESS RELEASES, paragraph b., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 108-447, Title V - General Provisions, Section 506	2005	10/01/04-09/30/05

ARTICLE H.16.  ANTI-LOBBYING, paragraph c., is hereby modified to add the following:

c.	Public Law and Section No.	Fiscal Year	Period Covered

	for b., above: P.L. 108-447, Title V - General Provisions, Section 503b	2005	10/1/04-9/30/05

	for a., above: P.L. 108-447, Title V - General Provisions, Section 503a	2005	10/1/04-9/30/05

ARTICLE I.2.  AUTHORIZED SUBSTITUTION OF CLAUSES, is hereby modified to delete FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984), reinstating the applicability of FAR Clause 52.232-20, LIMITATION OF COST (APRIL 1984) of ARTICLE 1.1.

HHS-556

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE N/A		PAGE OF PAGES
						1	4
2. AMENDMENT/MODIFICATION NO		3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
08			[See block 16C, below]		N/A

ISSUED BY	CODE			7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Contract Management Branch Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612				MID-RCB-B

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				☒	9A. AMENDMENT OF SOLICITATION NO.

Avacia Limited PO Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK				9B. DATED (SEE ITEM 11)
				☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
N01-AI-30052
10B. DATED (SEE ITEM 13)
CODE		FACILITY CODE		09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes references to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

EIN  1-900216013-A1    SOCC# 25.55               CAN  6-846701                                    [***]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D.	OTHER (Specify type of modification and authority) P.L. 1.602-1; Limitation of Cost Clause and P.L. 109-149
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: To increase the Total Estimated Cost of the contract and obligate funds in the amount of the increase.

	Total Funds Currently Allotted			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Total Prior to this Mod:	[***]	[***]	[***]	[***]	[***]	[***]
This Mod #	[***]	[***]	[***]	[***]	[***]	[***]
Revised Total	[***]	[***]	[***]	[***]	[***]	[***]

COMPLETION DATE: [***]
FUNDED THROUGH: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TILE OF CONTRACTING OFFICER (Type or print)
[***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[***]	30 August 2006	[***]	[***]
BY
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83 Prescribed by GSA FAR (48 CFR) 53.243

CONTRACT No: N01-AI-30052	SPECIAL PROVISIONS	Page 2 of 4
Modification No: 08

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE, paragraphs a., c., d., and e., are hereby modified to read as follows:

a.	The estimated cost of this contract is increased by [***] from [***] to [***].

c.	The Government’s obligation, represented by the sum of the estimated cost plus fixed fee, is increased [***] from [***] to [***].

d.

Total funds currently available for payment and allotted to this contract are hereby increased by [***] from [***] to [***]; of which [***] represents an increase to the estimated cost from [***] to [***] and of which [***] represents and increase to the fixed fee remaining unchanged at [***] For further provisions on funding, see the LIMITATION OF COST Clause referenced in Part II, ARTICLE 1.1., General Clauses for a Cost-Reimbursement Research and Development Contract.

e.	It is estimated that the amount currently allotted will cover performance through contract completion.

ARTICLE B.3.  ADVANCE UNDERSTANDINGS, paragraphs h., is hereby modified to revise the submilestone estimated cost, fixed fee and total cost plus fixed fee detail as follows (all other aspect and descriptions of the milestone chart remains inchanged):

Milestone	Submilestone	Estimated Cost	Fixed Fee	Total CPFF
[***]		[***]	[***]	[***]

[***]		[***]	[***]	[***]

[***]		[***]	[***]	[***]

[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]

[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]

[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]

[***]		[***]	[***]	[***]

[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]

HHS-556

CONTRACT No: N01-AI-30052	SPECIAL PROVISIONS	Page 3 of pages 4
Modification No: 08

	[***]		[***]
	[***]		[***]
	[***]		[***]
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[***]		[***]	[***]	[***]

[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]

[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]
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[***]		[***]	[***]	[***]
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[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]
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[***]		[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
	[***]		[***]
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[***]		[***]	[***]	[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]

[***]		[***]	[***]	[***]

HHS-556

CONTRACT No: N01-AI-30052	SPECIAL PROVISIONS	Page 4 of pages 4
Modification No: 08

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V - General Provisions, Section 509	2006	10/01/05-09/30/06

ARTICLE H.7. NEEDLE EXCHANGE, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V - General Provisions, Section 505	2006	10/01/05-09/30/06

ARTICLE H.12. SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraphs b. and c. are hereby modified to add the following:

b.	Public Law No.	Fiscal Year	Dollar Amount of Salary Limitation*

	P.L. 109-149	2006	Executive Level I

c.	Payment of direct salaries is limited to the Executive Level I* rate which was in effect on the date(s) the expense was incurred.

*

For the period 10/1/05 - 12/31/05, the Executive Level I rate is $180,100. Effective January 1, 2006, the Executive Level I rate increased to $183,500 and will remain at that rate until it is revised. See the web site listed below for the Executive Schedule rates of pay:

FOR FY06 EXECUTIVE LEVEL SALARIES EFFECTIVE JANUARY 1, 2006:

http://www.opm.gove/oca/06tables/html/ex.asp

(Note:  This site shows the FY-06 rates. For previous years, click on “salaries and wages” and then scroll down to the bottom of the page and click on the year to locate the desired Executive Level salary rates.)

NOTE:        All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

ARTICLE H.14. PRESS RELEASES, paragraph b., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V - General Provisions, Section 506	2006	10/01/05-09/30/06

ARTICLE H.16. ANTI-LOBBYING, paragraph c., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 109-149, Title V - General Provisions, Section 503a	2006	10/01/05-09/30/06
	P.L. 109-149, Title V - General Provisions, Section 503b	2006	10/01/05-09/30/06

HHS-556

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE N/A		PAGE OF PAGES
					1	2
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
09		[See block 16C, below]		N/A

ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)		CODE	N/A
National Institutes of Health, HHS National Institute of Allergy and Infectious Diseases DEA, Contract Management Branch 6700-B Rockledge Drive Room 3214, MSC 7612 Bethesda, MD 20892-7612		MID RCB-B

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☒	9A. AMENDMENT OF SOLICITATION NO.

Avacia Limited PO Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK				9B. DATED (SEE ITEM 11)
			☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
N01-AI-30052
10B. DATED (SEE ITEM 13)
CODE		FACILITY CODE		09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes references to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

EIN  1-900216013-A1; SOCC 25-55

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒ D.	OTHER (Specify type of modification and authority) P.L. 1.602-1; Limitation of Cost Clause and P.L. 109-149
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: Modify Invoice Payment Procedures under ARTICLE G.3.
COMPLETION DATE: [***]		FUNDED THROUGH: [***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TILE OF CONTRACTING OFFICER (Type or print)
[***]		[***]
[***]		[***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[***]	14JUN07	[***]	[***]

BY
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83 Prescribed by GSA FAR (48 CFR) 53.243

CONTRACT No. N01-AI-30052	SPECIAL PROVISIONS	Page 2 of 2
Modification No. 9

ARTICLE G.3.      INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT - is hereby modified to read as follows:

a.

Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

	(1)	Payment requests shall be submitted as follows:

On original to follow designated billing office:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4b-432, MSC 8500
Bethesda, MD 20892-8500

(2) In addition to the requirements specified in FAR Subpart 32.9 for a proper invoice, the Contractor shall include the following information on all payment request:

(a) Name of the Office of Acquisitions. The Office of Acquisitions for this contract is NIAID.

(b) Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NIAID OA Invoices.

(c)

Vendor Identification Number. This is the 7 digit number that appears after the Contractors name in Block 7 of Standard Form 26. (Note: This only applies to new contracts awarded on/after June 4, 2007, and any existing contract modified to include the number.)

(d) DUNS number or DUNS+4 that identifies the Contractor’s name and address exactly as stated on the face page of the contract.

(e) Identification of whether payment is to be made using a two-way or three-way match. This contract requires a two-way match.

b.	Inquiries regarding payment shall be directed to the designated billing office, (301) 496-6088.

SECTION J - Attachment 2, Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 is hereby replaced with the following updated attachment.

HHS-556

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING
INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format:  Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self generated form provided it contains all of the information shown on the Sample Invoice/ Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies:  Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency:  Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period:  Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred:  If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year:  Payment requests shall be prepared in such a manner that Government can identify costs claimed with the Contractor’s fiscal year.

Currency:  All NIH Contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval:  Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification:  Each payment request shall be identified as either:

(a)                                  Interim Invoice/Contract Financing Request:  These are interim payment requests submitted during the contract performance period.

(b)                                 Completion Invoice:  The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)                                  Final Invoice:  A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:  The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing request.

(a)                                  Designated Billing Office Name and Address:  Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)                                 Contractor’s Name, Address, Point of contact, VIN, and DUNS or DUNS+4 Number:  Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title,

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007	Page 1

phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4.  The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contract, VIN, and DUNS).

(c)                                  Invoice/financing Request Number:  Insert the appropriate serial number of the payment request.

(d)                                 Date Invoice/Financing Request Prepared:  Insert the date the payment request is prepared.

(e)                                  Contract Number and Order Number (if applicable):  Insert the contract number and order number (if applicable).

(f)                                    Effective Date:  Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)                                 Total Estimated Cost of Contract/Order:  Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)                                 Total Fixed-Fee:  Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)                                     Two-Way/Three-Way Match:  Identify whether payment is to be made using a two-way or three-way match.  To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)                                     Office of Acquisitions:  Insert the name of the office of Acquisitions, as identified in the Invoice Submission Instruction in Section G of the Contract Schedule.

(k)                                  Central Point of Distribution:  Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)                                     Billing Period:  Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)                               Amount Billed - Current Period:  Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)                                 Amount Billed - Cumulative:  Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)                                 Direct Costs:  Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)                                  Direct Labor:  Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

• hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007	Page 2

• hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE:  The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate)

(2)                                  Fringe Benefits:  List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.

(3)                                  Accountable Personal Property:  Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of costs (see the HHS contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is request. An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

• item number for the specific piece of equipment listed in the Property Schedule, and

• COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)                                  Materials and Supplies:  Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)                                  Premium Pay:  List remuneration in excess of the basic hourly rate.

(6)                                  Consultant Fee:  List fees paid to consultants. Identify consultant by name or category as set for in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

(7)                                  Travel:  Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)                                  Subcontract Costs:  List subcontractor(s) by name and amount billed.

(9)                                  Other:  List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)                                 Cost of Money (COM):  Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)                                 Indirect Costs:  Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)                                    Fixed-Fee:  Cite the formula or method for computation or fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)                                  Total Amounts Claimed:  insert the total amounts claimed for the current and cumulative periods.

(t)                                    Adjustments:  include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007	Page 3

(u)                                 Grand Totals

(v)                                 Certification of Salary Rate Limitation:  If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

                                                “I herby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category:  Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated:  Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual:  Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current:  Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative:  Enter the cumulative amounts to date.

Column F - Cost at Completion:  Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount:  Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under):  Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications:  Any modification i the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated:  An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007	Page 4

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)          Designated Billing Office Name and Address:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B432, MSC 8500

Bethesda, MD 20692-8500

(b)          Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:

ABC CORPORATION

100 Main Street

Anywhere, USA Zip Code

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent

VIN:

DUNS or DUNS+4

(c)                                  Invoice/Financing Request No.:

(d)                                 Date Invoice Prepared:

(e)                                  Contract No. and Order No. (if applicable):

(f)                                    Effective Date:

(g)                                 Total Estimated Cost of Contract/Order:

(h)                                 Total Fixed-Fee (if applicable):

(i)                                     ☐ Two-Way Match ☐ Three-Way Match

(j)                                     Office of Acquisitions:

(k)                                  Central Point of Distribution:

(l)                                     This invoice /financing request represents reimbursable costs for the period                to

	Cumulative Percentage of		Amount Billed
	Effort/Hrs			(n)	Cost at	Contract
Expenditure Category*	Negotiated	Actual	(m) Current	Cumulative	Completion	Amount	Variance
A	B	C	D	E	F	G	H
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials and Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) adjustments
(t) adjustments
(u) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract

(Name of Official)	(Title)

* Attach details as specified in the contract

NIH(RC)-4	ATTACHMENT 2
Rev. 05/2007	Page 5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE N/A	PAGE OF PAGES
		1	8

2. AMENDMENT/MODIFICATION NO	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
10	[see block 16C, below]	DMIO 2 017	N/A

ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Contract Management Branch Room 3214 MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		MID2-RCB

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)		☐	9A. AMENDMENT OF SOLICITATION NO.

Avecia Limited PO Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK			9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
NO1-AI-30052

10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers         ☐is extended,  ☐is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes references to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

EIN 1-900216013 - A1 SOCC 25.55

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: P.L. 1.602-1

D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE: To increase the Total Estimated Cost and Fixed Fee; clarify Part B Statement and Work and the corresponding milestones; and to extend the contract completion date.

	TOTAL FUNDS ALLOTTED			TOTAL ESTIMATED COST
AMOUNT	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod:	[***]	[***]	[***]	[***]	[***]	[***]
This Mod #01:	[***]	[***]	[***]	[***]	[***]	[***]
Revised TOTAL	[***]	[***]	[***]	[***]	[***]	[***]

FUNDED THROUGH DATE:	[***]	COMPLETION DATE:	[***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [***] [***]	16A. NAME AND TILE OF CONTRACTING OFFICER (Type or print) [***] [***]

15B. CONTRACTOR/OFFEROR [***]	15C. DATE SIGNED 20 August 2007	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR 53 243)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE N/A	PAGE OF PAGES
		1	8

2. AMENDMENT/MODIFICATION NO	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
10	[see block 16C, below]	DMIO 2 017	N/A

ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Contract Management Branch Room 3214, MSC 7812 6700-B Rockledge Drive Bethesda, MD 20892-7612		MID2-RCB

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		☐	9A. AMENDMENT OF SOLICITATION NO.

Avecia Limited PO Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK			9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
NO1-AI-30052

10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers          ☐is extended, ☐is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes references to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

EIN 1-900216013-A1 SOCC 25.55

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: P.L. 1.602-1

D.	OTHER (Specify type of modification and authority)
E.	IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: Fixed fee; clarify font B statement of Work and the corresponding miles tones; and to extend the contract completion date.

	TOTAL FUNDS ALLOTTED			TOTAL ESTIMATED COST
AMOUNT	Cost	Fee	Total	Cost	Fee	Total
Prior to this MOD:	[***]	[***]	[***]	[***]	[***]	[***]
This Mod #:	[***]	[***]	[***]	[***]	[***]	[***]
Revised TOTAL	[***]	[***]	[***]	[***]	[***]	[***]

FUNDED THROUGH DATE:	August 31, 2009 (Unchanged)	COMPLETION DATE:	August 31, 2013 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [***] [***]	16A. NAME AND TILE OF CONTRACTING OFFICER (Type or print) [***] [***]

15B. CONTRACTOR/OFFEROR [***]	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [***]	16C. DATE SIGNED [***]

	20 August 2007	BY
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract No: N01-AI-30052 Modification No: 10	SPECIAL PROVISIONS	Page 2 of 8

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE, - paragraphs a., b., and c. are hereby modified to read as follows:

a.                                       The estimated cost of this contract is increased by [***] from  [***] to  [***].

b.                                      The fixed fee for this contract is increased by [***] from  [***] to  [***].

c.                                       The Government’s obligation, represented by the sum of the estimated cost plus fixed fee, is increased by [***] from  [***] to  [***].

ARTICLE B.4.  ADVANCE UNDERSTANDINGS, paragraph h., is hereby modified to revise the submilestone estimated cost, fixed fee, total cost plus fixed fee, and clarification of the work to be completed per milestone; detail as follows (all other aspects and descriptions of the milestone chart remain unchanged):

	MILESTONES FOR AVECIA	ESTIMATED COST	FIXED FEE	TOTAL CPFF
4	[***]	[***]	[***]	[***]

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

5	[***]	[***]	[***]	[***]

Fee shall be paid in two installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

Contract No: N01-AI-30052 Modification No: 10	SPECIAL PROVISIONS	Page 3 of 8

6	[***]	[***]	[***]	[***]

Fee shall be paid in three installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

7	[***]	[***]	[***]	[***]

8	[***]	[***]	[***]	[***]

Fee shall be paid in six installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

Contract No: N01-AI-30052 Modification No: 10	SPECIAL PROVISIONS	Page 4 of 8

10	[***]	[***]	[***]	[***]

Fee shall be paid in three installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

	g) [***]		g) [***]

	h) [***]		h) [***]

Contract No: N01-AI-30052 Modification No: 10	SPECIAL PROVISIONS	Page 5 of 8

11	[***]	[***]	[***]	[***]

Fee shall be paid in five installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

Contract No: N01-AI-30052 Modification No: 10	SPECIAL PROVISIONS	Page 6 of 8

12	[***]	[***]	[***]	[***]

Fee shall be paid in two installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

13	[***]	[***]	[***]	[***]

Fee shall be paid in six installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

14	[***]	[***]	[***]	[***]

Fee shall be paid in three yearly installments for this milestone based on the completion of the following items:

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

Contract No: N01-AI-30052 Modification No: 10	SPECIAL PROVISIONS	Page 7 of 8

15	[***]	[***]	[***]	[***]

Fee shall be paid in three equal installments (one each year) on provision of

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

16	[***]	[***]	[***]	[***]

Fee shall be paid in three installments (one each year) upon completion

	a) [***]		a) [***]

	b) [***]		b) [***]

	c) [***]		c) [***]

	d) [***]		d) [***]

	e) [***]		e) [***]

	f) [***]		f) [***]

Contract No: N01-AI-30052 Modification No: 10	SPECIAL PROVISIONS	Page 8 of 8

g) [***]	g) [***]

h) [***]	h) [***]

i) [***]	i) [***]

j) [***]	j) [***]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE N/A	PAGE OF PAGES
		1	3

2. AMENDMENT/MODIFICATION NO	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
11	[see block 16C, below]	182712	N/A

ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Contract Management Branch Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		MID2-RCB
VIN: 1109979

8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)		☐	9A. AMENDMENT OF SOLICITATION NO.

Avecia Limited PO Box 42, Hexagon House Blackley, Manchester, M9 8ZS, UK			9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
N01-AI-30052

10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐is extended, ☐is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes references to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) EIN 1-900216013-A1 SOCC 25.55 CAN: 8475593 [***]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D.	OTHER (Specify type of modification and authority) FAR 1.602-1 and FAR 52.232-11, Limitation of Funds

E.	IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: The purpose of this modification is to add an increment of funds.

	TOTAL FUNDS ALLOTTED			TOTAL ESTIMATED COST
AMOUNT	Cost	Fee	Total	Cost	Fee	Total
Total Prior to this MOD:	[***]	[***]	[***]	[***]	[***]	[***]
MOD #01:	[***]	[***]	[***]	[***]	[***]	[***]
TOTAL	[***]	[***]	[***]	[***]	[***]	[***]

FUNDED THROUGH DATE:	[***]	COMPLETION DATE:	[***]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TILE OF CONTRACTING OFFICER (Type or print) [***] [***]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
[***]
		BY	[***]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53 243

Contract No: N01-A1-30052 Modification No: 11	SPECIAL PROVISIONS	Page 2 of 3

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE, - paragraphs d. and e., are hereby modified to read as follows:

d.

Total funds currently available for payment and allotted to this contract are hereby increased by [***] from [***] to [***]; of which [***] represents an increase to the estimated cost from [***] to [***]; and of which [***] represents an increase to the fixed fee from [***] to [***]. For further provisions on funding, see the LIMITATION OF FUNDS Clause referenced in Part II, ARTICLE I.1., General Clauses for a Cost-Reimbursement Research and Development Contract.

e.	It is estimated that the amount currently allotted will cover performance through January 31, 2011.

ARTICLE H.6.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 110-005, Section 509 *	2007	10/01/06 - 09/30/07

*Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

ARTICLE H.7.  NEEDLE EXCHANGE, paragraph b. is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 110-005, Section 505 *	2007	10/01/06 - 09/30/07

*Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

ARTICLE H.12.  SALARY RATE LIMITATION LEGISLATION PROVISIONS, paragraphs b. and c. are hereby modified to add the following:

b.	Public Law and No.	Fiscal Year	Dollar Amount of Salary Limitation*

	P.L. 110-005, Section 204 *	2007	Executive Level I

*Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.  Therefore, the provision that restricts the amount of direct salary to Executive Level I of the Federal Executive Pay Scale continues through FY 2007.  The Executive Level I annual salary rate was $183,500 for the period January 1 through December 31, 2006.  Effective January 1, 2007, the Executive Level I salary rate increased to $186,600.

c.	Payment of direct salaries is limited to the Executive I* rate which was in effect on the date(s) the expense was incurred.

HHS-556

Contract No: N01-A1-30052 Modification No: 11	SPECIAL PROVISIONS	Page 3 of 3

FOR FY -07 EXECUTIVE LEVEL SALARIES EFFECTIVE JANUARY 1, 2007:

http://www.opm.gov/oca/07tables/html/ex.asp

(Note:  This site shows the FY-07 rates.  For previous years, click on “salaries and wages” and then scroll down to the bottom of the pages and click on the year to locate the desired Executive Level salary rates.)

NOTE:	All prior Public Laws and related Executive Levels incorporated in the Basic Award and all previous Modifications shall remain in effect for the applicable fiscal year and related funds.

ARTICLE H.14.  PRESS RELEASES, paragraph b., is hereby modified to add the following:

b.	Public Law and Section No.	Fiscal Year	Period Covered

	P.L. 110-005, Section 506 *	2007	10/01/06 - 09/30/07

*Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

ARTICLE H.16.  ANTI-LOBBYING, paragraph c., is hereby modified to add the following:

c.	Public Law and Section No.	Fiscal Year	Period Covered

	for a., above: P.L. 110-005, Section 503(a)*	2007	10/01/06 - 9/30/07
	for b., above: P.L. 110-005, Section 503(b)*	2007	10/01/06 - 9/30/07

*Public Law 110-005, Revised Continuing Appropriations Resolution, 2007, extends the legislative provisions provided in the FY 2006 Appropriations Act (Public Law 109-149) through the end of FY 2007.

HHS-556

[Letterhead of Department of Health and Human Services]

Division of Microbiology and Infectious Diseases
National Institute of Allergy and Infectious Diseases
Room 6111, 6610 Rockledge Drive
Bethesda, MD 20892-6603
Ph: 301-496-1884
[***]
Avecia Biotechnology
PO Box 2, Belasis Avenue
Billingham
TS23 1 YN United Kingdom

June 12, 2006

Re: [***]

Dear Dr. Duchars,

[***]

[***]

1. Not to further modify the CDC approved modified code

2. To use the routines exclusively for government purposes within the scope of the DMID contract.

3. To contact the CDC for a commercial use license in the event the routines are required for any private or commercial purposes.

If Avecia Biotechnology agrees with the terms of this LoA please have an authorized signatory sign below.

[***]

[***]
[***]
Division of Microbiology and Infectious Diseases

Accepted and Agreed on behalf of Avecia Biotechnology:

[***]	Date:	[***]
[***]
[***]

[Letterhead of Department of Health and Human Services]

[***]
Avecia Biotechnology	6610 Rockledge Dr
Belasis Avenue	Room 5119
Billingham, Cleveland	Bethesda, MD 20892-6604
TS23 1YN, United Kingdom	Ph 301-451-4806
Fax 301-496-8030
swinram@niaid.nih.gov

RE: Letter of Agreement - NIAID’s Clinical Trials using Avecia’s rPA Vaccine Candidate

Dear Matthew,

[***]

[***]

NIAID agrees that Avecia may have the following involvement in the DMID sponsored clinical trial:

[***]

Data generated by studies using Avecia’s vaccine candidate will be owned by NIAID but will be made available to Avecia, at no cost.  Once a clinical trial has been completed, the data obtained may be published with the prior written permission of NIAID.  NIAID will provide Avecia an opportunity to review and comment on proposed publications.

Please indicate your acceptance of these terms by having an authorized representative from Avecia Biotechnology sign below.  At your earliest convenience, kindly return a copy of this letter to my attention, and then please mail the signed original using the contact information above.

Sincerely,	Authorized Representative for Avecia Biotechnology:

[***] 30th June 2004
[***]	Signature & Date
[***]
[***]	Name:	[***]
[***]
July 2, 2007	Title:	[***]

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1 CONTRACT ID CODE	PAGE OF PAGES
N/A	1	2
2 AMENDMENT/MODIFICATION NO	3 EFFECTIVE DATE	4 REQUISITION/PURCHASE REQ. NO.	5 PROJECT NO (If applicable)
13	[see block 16C, below]	N/A

6 ISSUED BY	CODE	7 ADMINISTERED BY (If other than Item 6)	CODE	N/A

National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Contract Management Branch Room 3214, MSC 7612 5700-B Rockledge Drive Bethesda, MD 20892-7612	MID - RCB-B

8. NAME AND ADDRESS OF CONTRACTOR (No Street County State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO

PharmAthene UK, Limited VIN: 1148448 Johnson Matthey Building PO Box 88, Haverton Hill Road Billingham TS23 1XN	9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO
NO1-AI-30052
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	09/30/2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended,          ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified

12. ACCOUNTING AND APPROPRIATION DATA (If required) SOCC 25.55
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(C)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A.

B.              THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 42,12 and FAR 1.502-1

D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.
14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: To recognize the Contractor’s successor in Interest from Avecia Biologica Limited to Pharmothene UK, Limited, to revise ARTICLE B.4. ADVANCED UNDERSTANDINGS and ARTICLE G.1. PROJECT OFFICER.

	Total Funds Currently Allotted			Total Estimated Cost
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod:	[***]	[***]	117,736,200	[***]	[***]	$118,036,200
This Mod #	[***]	[***]	-0-	[***]	[***]	$-0-
Revised Total	[***]	[***]	117,736,200	[***]	[***]	$118,036,200

FUNDED THROUGH DATE: January 31, 2001 (Unchanged)		COMPLETION DATE: August 31, 2013 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Chris Camut, VP, CFO/UK Board of Directors		Karen M. Gamble
Contracting Officer, DEA, NIAID, HIH

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
	12/4/08			12/4/08
/s/ Chris Camut		BY	/s/ Karen Gamble
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE		30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GRA FAR (48 CPR) 53.243

Contract No: N01-A1-30052 Modification No: 13	SPECIAL PROVISIONS	Page 2 of 2

Pursuant to FAR 42.12, Block 8 of the Standard Form 30 shall read as follows:

PharmAthene UK, Limited VIN: 1148448
Johnson Matthey Building
PO Box 88, Haverton Hill Road
Billingham TS23 1XN

The following is attached and made part of this modification:

Novation Agreement
Exhibit A, List of all Affected Contracts

ARTICLE B.4.  ADVANCED UNDERSTANDINGS, paragraph g. Ceilings, is modified to add the following:

(8)              As a result of this novation, it is agreed that the Total Estimated Cost of this Contract shall not exceed the current value of $118,036,200, due to any variances in the indirect costs.

ARTICLE G.1.  PROJECT OFFICER, is modified to add the following:

The Alternate Project Officer named below will represent the Government for the purpose of this contract:

Nancy Wilkie
Office of Biodefense Research Affairs (OBRA)
Division of Microbiology and Infectious Diseases
DHHS/NIH/NIAID
Room 5004, MSC 6604
6610 Rockledge Drive
Bethesda, MD  20892-6604
wilkien@niaid.nih.gov

HHS-556

NOVATION AGREEMENT

AVECIA BIOLOGICS LIMITED (Transferor), a corporation duly organized and existing under the laws of England and Wales with its principal office in Manchester United Kingdom; PHARMATHENE UK LIMITED (Transferee), a corporation duly organized and existing under the laws of England and Wales with its principal office in Billingham, UK; and the UNITED STATES OF AMERICA (Government) enter into this Agreement as of 2nd April, 2008.

(a)   The parties agree to the following facts:

(1)   The Government, represented by various Contracting Officers of the National Institute for Allergies and Infectious Diseases, has entered into certain contracts with the Transferor as shown in the attached list marked ‘Exhibit A’ and incorporated in this Agreement by reference.  The term “the contracts,” as used in this Agreement, means the above contracts and purchase orders and all other contracts and purchase orders, including all modifications, made between the Government and the Transferor before the effective date of this Agreement (whether or not performance and payment have been completed and releases executed if the Government or the Transferor has any remaining rights, duties, or obligations under these contracts and purchase orders).  Included in the term “the contracts” are also all modifications made under the terms and conditions of these contracts and purchase orders between the Government and the Transferee, on or after the effective date of this Agreement.

(2)   As of 2nd April, 2008, the Transferor has transferred to the Transferee all the assets of the Transferor by virtue of a Sale and Purchase Agreement between the Transferor and the Transferee.

(3)   The Transferee has acquired all the assets of the Transferor by virtue of the above transfer.

(4)   The Transferee has assumed all obligations and liabilities of the Transferor under the contracts by virtue of the above transfer.

(5)   The Transferee is In a position to fully perform all obligations that may exist under the contracts.

(6)   It is consistent with the Government’s interest to recognize the Transferee as the successor party to the contracts.

(7)   Evidence of the above transfer has been filed with the Government.

(b)   In consideration of these facts, the parties agree that by this Agreement—

(1)   The Transferor confirms the transfer to the Transferee, and waives any claims and rights against the Government that it now has or may have in the future in connection with the contracts.

(2)   The Transferee agrees to be bound by and to perform each contract in accordance with the conditions contained in the contracts.  The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the contracts as if the Transferee were the original party to the contracts.

(3)   The Transferee ratifies all previous actions taken by the Transferor with respect to the contracts, with the same force and effect as if the action had been taken by the Transferee.

(4)   The Government recognizes the Transferee as the Transferor’s successor in interest in and to the contracts.  The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Transferor in and to the contracts as if the Transferee were the original party to the contracts.  Following the effective date of this Agreement, the term “Contractor,” as used in the contracts, shall refer to the Transferee.

(5)   Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government against the Transferor.

(6)   All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the Government under the contracts, shall be considered to have discharged those parts of the Government’s obligations under the contracts.  All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shall have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government’s obligations under the contracts, to the extent of the amounts paid or reimbursed.

(7)   The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the contracts.

(8)   The Transferor guarantees payment of all liabilities and the performance of all obligations that the Transferee—

(i)    Assumes under this Agreement; or

(ii)   May undertake in the future should these contracts be modified under their terms and conditions.  The Transferor waives notice of, and consents to, any such future modifications.

(9)   The contracts shall remain in full force and effect, except as modified by this Agreement.  Each party has executed this Agreement as of the day and year first above written.

UNITED STATES OF AMERICA,

Signed	[***]

Name and Title	[***]

AVECIA BIOLOGICS LIMITED,

Signed	/s/ Duncan McLellan

Name and Title	Duncan McLellan - Director and Chief Financial Officer

PHARMATHENE UK LIMITED,

Signed	/s/ David P. Wright

Name and Title	David P. Wright - CEO

CERTIFICATE

I, Richard Clements, certify that I am the Company Secretary of AVECIA BIOLOGICS LIMITED, that Duncan McLellan, who signed this Agreement for this corporation, was then a Director and the Chief Financial Officer of this corporation; and that this Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers.  Witness my hand this day of 2nd June 2008.

Signed	/s/ Richard Clements

CERTIFICATE

I, Christopher C. Camut, certify that I am the Company Secretary of PHARMATHENE UK LIMITED, that David P. Wright, who signed this Agreement for this corporation, was then a Director of this corporation; and that this Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers.  Witness my hand this day of 23 June 2008.

Signed	/s/ Christopher C. Camut

Exhibit A

The Contracts

Contract number N01-AI-25492

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Development and Testing of Vaccines Against Anthrax.”

Contract number N01-AI-30052

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Production and Testing of Anthrax Recombinant Protective Antigen.”

Contract number HHSN266200400034C, N01-AI-40034

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Development, Testing and Evaluation of Candidate Vaccines Against Plague.”

List of Affected Contracts

Contract number N01-AI-25492

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Development and Testing of Vaccines Against Anthrax.”

This contract is substantially complete.  As at 15th January 2008, the total contract amount was $10,155,120 and there was an [***] which is under discussion between Avecia Biologics Limited and NIAID.

Contracting Office:	National Institutes of Health
Office of Acquisitions, NIAID
Room 3214
6700-B Rockledge Dr., MSC 7612
Bethesda, Maryland 20892-7612

Contract number N01-AI-30052

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Production and Testing of Anthrax Recombinant Protective Antigen.”

As at 15th April 2008, the total contract value was $118,036,200 and the total estimated costs remaining to complete were [***].

Contracting Office:	National Institutes of Health
Office of Acquisitions, NIAID
Room 3214
6700-B Rockledge Dr., MSC 7612
Bethesda, Maryland 20892-7612

Contract number HHSN266200400034C, N01-AI-40034

Contract between Avecia Biologics Limited and the National Institute of Allergy and Infectious Diseases (NIAID), part of the US National Institutes of Health (NIH), for “Development, Testing and Evaluation of Candidate Vaccines Against Plague.”

As at 15th April 2008, the total contract value was $50,701,714 and the total estimated costs remaining to complete were [***].

Contracting Office:	National Institutes of Health
Office of Acquisitions, NIAID
Room 3214
6700-B Rockledge Dr., MSC 7612
Bethesda, Maryland 20892-7612